Exhibit 31.4

CERTIFICATION

PURSUANT TO SECTION 302 OF SARBANES-OXLEY ACT OF 2002

I, Thad Trent, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Cypress Semiconductor Corporation for the year ended December 29, 2019; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 15, 2020	By:	/s/ Thad Trent
Thad Trent Executive Vice President, Finance and Administration and Chief Financial Officer